UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5877

Dreyfus Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	5/31/07

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
33	Officers and Directors
F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus
Strategic Municipal Bond Fund, Inc.

The Fund

A L E T T E R F R O M T H E C E O

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the six-month period from December 1, 2006, through May 31, 2007.

The U.S. economy continued to moderate during the reporting period as cooling housing markets took their toll on consumer and business spending. Labor markets, however, remained quite strong, and key measures of inflation have stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Our economists believe that the anemic rate of U.S. economic growth recorded in the first quarter of 2007 should be the weakest reading of the current midcycle slowdown, and economic growth is likely to recover eventually to a near-trend pace.

The likely implications of our economic outlook include a long pause in Fed policy, a modest drop in 10-year Treasury bond yields (and consequent rise in price) and, in the absence of an as-yet unforeseen event, persistently tight yield spreads throughout the municipal bond market sectors.We expect these developments to produce both challenges and opportunities for fixed-income investors. As always, your financial advisor can help you position your investments for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

D I S C U S S I O N O F F U N D P E R F O R M A N C E

For the period of December 1, 2006, through May 31, 2007, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

Although municipal bonds rallied over much of the reporting period, bouts of volatility largely offset those gains, and the market’s returns were derived primarily from income. The fund participated in the market’s strength, with particularly strong results from its core holdings of seasoned bonds.

For the six-month period ended May 31, 2007, the fund achieved a total return of 0.53% .1 Over the same period, the fund provided aggregate income dividends of $0.258 per share, which reflects a distribution rate of 5.66% .2

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also issues auction rate preferred stock and invests the proceeds in a manner consistent with its investment objective.This has the effect of “leveraging” the portfolio, which can increase the fund’s performance potential as well as, depending on market conditions, enhance net asset value volatility.

Over time, many of the fund’s older, higher yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with investments consistent with the fund’s invest-

T h e F u n d 3

D I S C U S S I O N O F F U N D P E R F O R M A N C E (continued)

ment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually look to sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of the fund’s holdings in an attempt to avoid potential defaults on interest and principal payments.

Heightened Volatility Offset Previous Market Gains

After a sustained period of strong economic growth, higher energy prices and rising short-term interest rates, U.S. economic growth had begun to moderate by the time the reporting period began.Weakness in the housing and automobile sectors weighed on the economy, falling energy prices alleviated inflation concerns, and the Federal Reserve Board (the “Fed”) refrained from further rate hikes throughout the reporting period. As investors’ inflation fears waned, municipal bonds rallied. In addition, while the supply of newly issued municipal bonds increased compared to the same period one year earlier, technical forces remained positive due to robust investor demand.

However, heightened volatility over the first five months of 2007 erased earlier market gains.Turmoil in overseas equity markets and the U.S. sub-prime mortgage sector caused investor sentiment to falter in late February and early March, and signs of stronger-than-expected economic growth in April and May caused bond yields to rise and prices to fall. As a result, municipal bond prices ended the reporting period slightly lower than where they began, and the majority of the market’s and fund’s returns were comprised of current income.

Core Holdings Helped Boost Current Income

The fund benefited in this environment from its holdings of income-oriented bonds, including seasoned, core holdings that were acquired when yields were higher than today. The fund received especially strong income contributions from lower-rated holdings, such as bonds issued on behalf of airlines and the states’ settlement of litigation with

U.S. tobacco companies.The fund’s returns also were supported by a modestly long average duration, which enabled the fund to participate more fully in incrementally higher income toward the longer end of the market’s maturity range.

On the other hand, some of the fund’s longstanding holdings matured or were redeemed early by their issuers, and we were unable to replace them with securities carrying comparable yields. In addition, the fund’s leveraging strategy proved to be less effective than in previous reporting periods, primarily due to a narrowing of yield differences along the market’s maturity range. Yields of the fund’s auction-rate preferred notes, which fuel our leveraging strategy, rose along with short-term interest rates, while yields declined on the long-term municipal bonds in which the fund invests. These factors led us to reduce the fund’s dividend distribution rate in May to a level that better reflects prevailing and expected market conditions.

Fed Expected to Remain On Hold

Recent U.S. economic data have been mixed, with signs of greater economic weakness emerging at the same time that inflation has remained stubbornly above the Fed’s “comfort zone.” As a result, it seems to us that the Fed is unlikely to raise or reduce short-term interest rates any time soon. We therefore expect to maintain the fund’s long average duration and its focus on income-oriented securities.

June 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain expenses by The Dreyfus Corporation pursuant to an undertaking in effect through August 31, 2007. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

T h e F u n d 5

S TAT E M E N T   O F   I N V E S T M E N T S

M a y 3 1 , 2 0 0 7 ( U n a u d i t e d )

Long-Term Municipal	Coupon	Maturity	Principal
Investments—144.3%	Rate (%)	Date	Amount ($)	Value ($)

Alaska—3.8%
Alaska Housing Finance
Corporation, General Mortgage
Revenue (Insured; MBIA)	6.05	6/1/39	11,915,000	12,167,836
Alaska Housing Finance
Corporation, Single-Family
Residential Mortgage Revenue
(Veterans Mortgage Program)	6.25	6/1/35	4,180,000	4,340,972
Arizona—.5%
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power
Company Project)	5.85	3/1/28	2,220,000	2,221,354
Arkansas—.6%
Arkansas Development Finance
Authority, SFMR (Mortgage
Backed Securities Program)
(Collateralized: FNMA and GNMA)	6.25	1/1/32	2,610,000	2,659,433
California—10.6%
California,
GO (Various Purpose)	5.50	4/1/14	4,605,000 [a]	5,056,014
California,
GO (Various Purpose)	5.25	11/1/27	4,240,000	4,503,898
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	2,950,000	2,951,681
California Health Facilities
Financing Authority, Revenue
(Cedars-Sinai Medical Center)	6.25	12/1/09	3,750,000 [a]	4,019,400
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	5,000,000	4,949,050
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	20,000,000	21,185,400
Silicon Valley Tobacco Securitization
Authority, Tobacco Settlement
Asset-Backed Bonds (Santa
Clara County Tobacco
Securitization Corporation)	0.00	6/1/36	15,290,000	3,111,821

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado—3.9%
Colorado Health Facilities
Authority, Revenue
(American Housing
Foundation I, Inc. Project)	8.50	12/1/31	1,970,000	2,100,335
Colorado Housing Finance Authority
(Single Family Program)
(Collateralized; FHA)	6.60	8/1/32	1,910,000	2,007,964
Denver City and County,
Special Facilities Airport
Revenue (United Airlines Project)	6.88	10/1/32	2,885,000	2,922,505
Northwest Parkway Public Highway
Authority, Revenue	7.13	6/15/41	7,000,000	7,503,440
Salida Hospital District,
HR	5.25	10/1/36	2,500,000	2,515,400
Connecticut—4.6%
Connecticut Development Authority,
PCR (Connecticut Light and
Power Company Project)	5.95	9/1/28	9,000,000	9,330,120
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	4,985,000	5,060,722
Mohegan Tribe of Indians of
Connecticut Gaming Authority,
Priority Distribution Payment
Public Improvement Revenue	5.38	1/1/11	4,400,000	4,478,584
Mohegan Tribe of Indians of
Connecticut Gaming Authority,
Priority Distribution Payment
Public Improvement Revenue	6.25	1/1/31	1,000,000	1,059,500
District of Columbia—3.2%
District of Columbia Tobacco
Settlement Financing
Corporation, Tobacco
Settlement Asset-Backed Bonds	0.00	6/15/46	104,040,000	10,077,314
Metropolitan Washington Airports
Authority, Special Facility
Revenue (Caterair
International Corporation)	10.13	9/1/11	3,700,000	3,705,624

T h e F u n d 7

S TAT E M E N T   O F   I N V E S T M E N T S  ( U n a u d i t e d ) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida—5.0%
Escambia County,
EIR (International Paper
Company Project)	5.00	8/1/26	1,825,000	1,835,439
Escambia County,
EIR (International Paper
Company Project)	5.00	8/1/26	2,300,000	2,313,156
Florida Housing Finance
Corporation, Housing Revenue
(Seminole Ridge Apartments)
(Collateralized; GNMA)	6.00	4/1/41	6,415,000	6,617,586
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	4,000,000	4,147,760
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/09	70,000 [a]	73,972
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	3,430,000	3,582,361
Orange County Health Facilities
Authority, Revenue (Adventist
Health System)	6.25	11/15/12	3,000,000 [a]	3,322,410
Georgia—2.5%
Atlanta,
Airport Revenue
(Insured; FSA)	5.25	1/1/25	3,000,000	3,151,770
Augusta,
Airport Revenue	5.45	1/1/31	2,500,000	2,623,225
Georgia Housing and Finance
Authority, SFMR	5.60	12/1/32	2,335,000	2,431,342
Savannah Economic Development
Authority, EIR (International
Paper Company Project)	6.20	8/1/27	2,670,000	2,880,716
Idaho—.1%
Idaho Housing and Finance
Association, SFMR
(Collateralized; FNMA)	6.35	1/1/30	390,000	401,213

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois—8.4%
Chicago,
MFHR (Sankofa House Project)
(Collateralized; GNMA and
Insured; FHA)	5.00	11/20/48	1,360,000	1,336,377
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.25	10/1/32	1,805,000	1,839,512
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured; XLCA)	6.00	1/1/29	5,000,000	5,561,350
Chicago O’Hare International
Airport, Special Facilities Revenue
(American Airlines Inc. Project)	8.20	12/1/24	5,700,000	5,757,000
Illinois Educational Facilities
Authority, Revenue
(Northwestern University)	5.00	12/1/38	5,000,000	5,172,300
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	5,000,000 [a]	5,358,800
Illinois Health Facilities Authority,
Revenue (OSF Healthcare System)	6.25	11/15/09	10,900,000 [a]	11,623,542
Indiana—1.5%
Franklin Township School Building
Corporation, First Mortgage Bonds	6.13	7/15/10	6,000,000 [a]	6,508,800
Louisiana—2.2%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	2,000,000	1,976,040
West Feliciana Parish,
PCR (Entergy Gulf States Project)	7.00	11/1/15	3,000,000	3,032,280
West Feliciana Parish,
PCR (Entergy Gulf States Project)	6.60	9/1/28	4,700,000	4,736,613
Maryland—1.3%
Maryland Economic Development
Corporation, Senior Student
Housing Revenue (University of
Maryland, Baltimore Project)	5.75	10/1/33	2,550,000	2,548,062

T h e F u n d 9

S TAT E M E N T   O F   I N V E S T M E N T S   ( U n a u d i t e d ) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Maryland (continued)
Maryland Industrial Development
Financing Authority, EDR
(Medical Waste Associates
Limited Partnership Facility)	8.75	11/15/10	3,710,000	3,104,676
Massachusetts—2.7%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Civic
Investments Issue)	9.00	12/15/15	2,000,000	2,453,700
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
HealthCare System Issue)	5.75	7/1/32	3,000,000	3,214,950
Massachusetts Housing Finance
Agency, SFHR	5.00	12/1/31	6,000,000	6,055,860
Michigan—2.9%
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	4,000,000	4,371,480
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	8,420,000	8,419,747
Minnesota—1.1%
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/25	1,240,000	1,352,741
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	3,000,000	3,270,570
Mississippi—.7%
Mississippi Business Finance
Corporation, PCR (System
Energy Resources, Inc. Project)	5.90	5/1/22	3,160,000	3,191,853
Nebraska—.2%
Nebraska Investment Finance
Authority, SFMR	7.77	3/1/26	1,000,000 [b,c]	1,016,260

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Nevada—2.6%
Clark County,
IDR (Nevada Power
Company Project)	5.60	10/1/30	3,000,000	3,019,050
Washoe County,
GO Convention Center Revenue
(Reno-Sparks Convention and
Visitors Authority) (Insured; FSA)	6.40	1/1/10	8,000,000 [a]	8,501,840
New Hampshire—3.3%
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; MBIA)	6.00	5/1/21	2,690,000	2,789,342
New Hampshire Business Finance
Authority, PCR (Public Service
Company of New Hampshire
Project) (Insured; MBIA)	6.00	5/1/21	6,000,000	6,221,580
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,400,000	5,539,266
New Jersey—4.9%
New Jersey Economic Development
Authority, Special Facility Revenue
(Continental Airlines, Inc. Project)	6.25	9/15/19	4,620,000	4,778,697
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/13	10,095,000 [a]	11,746,037
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	5,000,000	4,886,500
New York—8.1%
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	3,000,000	3,671,130

T h e F u n d 11

S TAT E M E N T   O F   I N V E S T M E N T S   ( U n a u d i t e d ) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.75	8/1/31	10,000,000	12,056,800
New York Liberty Development
Corporation, Revenue (Goldman
Sachs Headquarters Issue)	5.25	10/1/35	13,000,000	14,473,550
New York State Dormitory
Authority, Revenue (Marymount
Manhattan College)
(Insured; Radian)	6.25	7/1/29	4,000,000	4,205,000
New York State Dormitory
Authority, Revenue (Suffolk
County Judicial Facility)	9.50	4/15/14	605,000	800,294
North Carolina—.6%
North Carolina Eastern Municipal
Power Agency, Power System
Revenue	6.70	1/1/19	2,500,000	2,671,625
Ohio—5.1%
Cuyahoga County,
Hospital Facilities Revenue
(UHHS/CSAHS-Cuyahoga, Inc. and
CSAHS/UHHS-Canton, Inc. Project)	7.50	1/1/30	3,500,000	3,815,210
Cuyahoga County,
Hospital Improvement Revenue
(The Metrohealth Systems Project)	6.15	2/15/09	10,000,000 [a]	10,487,000
Ohio Air Quality Development
Authority, PCR (The Cleveland
Electric Illuminating Company
Project) (Insured; ACA)	6.10	8/1/20	2,400,000	2,453,712
Ohio Housing Finance Agency,
Residential Mortgage Revenue
(Mortgage-Backed Securities
Program) (Collateralized; GNMA)	6.15	3/1/29	1,510,000	1,547,826
Ohio Water Development Authority,
PCR (The Cleveland Electric
Illuminating Company Project)
(Insured; ACA)	6.10	8/1/20	4,000,000	4,089,520

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oklahoma—3.3%
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/29	9,000,000	9,361,620
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group) (Insured; MBIA)	5.75	8/15/09	2,105,000 [a]	2,213,260
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group)
(Insured; MBIA)	5.75	8/15/29	2,895,000	3,020,411
Pennsylvania—3.4%
Allegheny County Port Authority,
Special Transportation Revenue
(Insured; MBIA)	6.13	3/1/09	4,750,000 [a]	4,981,467
Lehman Municipal Trust Receipts
(Pennsylvania Economic
Development Financing
Authority, SWDR (USG
Corporation Project))	6.00	6/1/31	7,000,000 [c,d]	7,280,245
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue (Reliant
Energy Seward, LLC Project)	6.75	12/1/36	2,000,000	2,211,340
Pennsylvania Housing Finance
Agency, Multi-Family
Development Revenue	8.25	12/15/19	241,000	241,549
Rhode Island—.7%
Rhode Island Health and
Educational Building
Corporation, Higher
Educational Facilities Revenue
(University of Rhode Island—
Auxiliary Enterprise Revenue
Issue) (Insured; MBIA)	5.88	9/15/09	3,000,000 [a]	3,165,600
South Carolina—10.0%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner
for Tomorrow)	5.50	12/1/12	19,000,000 [a,c,d]	20,601,225

T h e F u n d 13

S TAT E M E N T   O F   I N V E S T M E N T S   ( U n a u d i t e d ) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

South Carolina (continued)
Greenville Hospital System,
Hospital Facilities Revenue
(Insured; AMBAC)	5.50	5/1/26	7,000,000	7,418,530
Medical University of South
Carolina, Hospital
Facilities Revenue	6.00	7/1/09	5,000,000 [a]	5,265,900
Richland County,
EIR (International Paper
Company Project)	6.10	4/1/23	6,500,000	7,026,305
Securing Assets for Education,
Installment Purchase Revenue
(Berkeley County School
District Project)	5.13	12/1/30	3,280,000	3,450,002
Tennessee—6.0%
Johnson City Health and Educational
Facilities Board, Hospital First
Mortgage Revenue (Mountain
States Health Alliance)	7.50	7/1/25	2,000,000	2,308,240
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	7.50	7/1/33	4,875,000	5,611,905
Memphis Center City Revenue
Finance Corporation, Sports
Facility Revenue (Memphis Redbirds
Baseball Foundation Project)	6.50	9/1/28	6,000,000	5,981,400
Tennessee Energy Acquisition
Corporation, Gas Project
Revenue	5.25	9/1/26	9,700,000	10,583,573
Tennessee Housing Development
Agency (Homeownership Program)	6.00	1/1/28	1,575,000	1,587,285
Texas—21.5%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc. Project)	5.75	12/1/29	2,000,000	2,014,460
Brazos River Harbor Navigation
District, Revenue (The Dow
Chemical Company Project)	5.13	5/15/33	5,000,000	5,046,650

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport, Facility
Improvement Corporation
Revenue (Learjet Inc. Project)	6.15	1/1/16	3,000,000	3,019,890
Gregg County Health Facilities
Development Corporation, HR
(Good Shepherd Medical Center
Project) (Insured; Radian)	6.38	10/1/10	2,500,000 [a]	2,714,700
Gulf Coast Industrial Development
Authority, Environmental
Facilities Revenue (Microgy
Holdings Project)	7.00	12/1/36	5,000,000	5,363,700
Harris County Health Facilities
Development Corporation, HR
(Memorial Hermann
Healthcare System)	6.38	6/1/11	7,000,000 [a]	7,689,080
Harris County-Houston Sports
Authority, Third Lien Revenue
(Insured; MBIA)	0.00	11/15/31	9,685,000	2,830,732
Katy Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	6.13	2/15/09	10,000,000 [a]	10,392,400
Lubbock Housing Financing
Corporation, SFMR
(Collateralized: FNMA and GNMA)	6.70	10/1/30	1,430,000	1,441,426
Sabine River Authority,
PCR (TXU Electric
Company Project)	6.45	6/1/21	4,900,000	5,112,905
Texas
(Veterans Housing Assistance
Program) (Collateralized; FHA)	6.10	6/1/31	8,510,000	8,875,164
Texas
(Veterans’ Land)	6.00	12/1/30	3,935,000	4,156,777
Texas Department of Housing and
Community Affairs, Home Mortgage
Revenue (Collateralized: FHLMC,
FNMA and GNMA)	9.61	7/2/24	1,300,000 [b]	1,369,394

T h e F u n d 15

S TAT E M E N T   O F   I N V E S T M E N T S   ( U n a u d i t e d ) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Texas Department of Housing and
Community Affairs, Residential
Mortgage Revenue (Collateralized:
FHLMC, FNMA and GNMA)	5.35	7/1/33	5,265,000	5,378,566
Texas Transportation Commission,
GO (Mobility Fund) (Insured; FGIC)	4.50	4/1/35	7,500,000	7,319,250
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.25	8/15/42	6,775,000	7,113,818
Tomball Hospital Authority,
Revenue (Tomball Regional
Hospital)	6.00	7/1/25	4,650,000	4,803,636
Tyler Health Facilities
Development Corporation, HR
(East Texas Medical Center
Regional Healthcare
System Project)	6.75	11/1/25	5,850,000	5,894,987
Willacy County Local Government
Corporation, Project Revenue	6.00	3/1/09	3,000,000	3,010,230
Virginia—4.8%
Henrico County Industrial
Development Authority, Revenue
(Bon Secours Health System)
(Insured; FSA)	7.92	8/23/27	7,500,000 [b]	9,894,750
Tobacco Settlement Financing
Corporation of Virginia, Tobacco
Settlement Asset-Backed Bonds	5.63	6/1/15	2,000,000 [a]	2,214,440
Virginia Housing Development
Authority, Rental Housing Revenue	6.20	8/1/24	8,520,000	8,873,239
Washington—2.4%
Washington Higher Educational
Facilities Authority, Revenue
(Whitman College)	5.88	10/1/09	10,000,000 [a]	10,468,800

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wisconsin—8.0%
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.13	6/1/27	9,560,000 [c,d]	10,255,347
Badger Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	7.00	6/1/28	14,570,000	16,473,279
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	5,500,000	6,054,180
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	2,000,000	2,083,060
Wyoming—3.5%
Sweetwater County,
SWDR (FMC Corporation Project)	5.60	12/1/35	5,000,000	5,285,450
Wyoming Student Loan
Corporation, Student
Loan Revenue	6.20	6/1/24	5,000,000	5,000,000
Wyoming Student Loan Corporation,
Student Loan Revenue	6.25	6/1/29	5,000,000	5,000,000
U.S. Related—.3%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/50	5,000,000	351,850
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/55	20,000,000	750,000
Total Long-Term Municipal
Investments
(cost $605,105,949)				629,527,826

T h e F u n d 17

S TAT E M E N T   O F   I N V E S T M E N T S   ( U n a u d i t e d ) (continued)

Option—.0%	Contracts	Value ($)

Call Option;
July 2007 10 Year U.S. Treasury Future June 2007 @ 107
(cost $35,531)	125	21,484

Total Investments (cost $605,141,480)	144.3%	629,549,310
Liabilities, Less Cash and Receivables	(1.7%)	(7,242,981)
Preferred Stock, at redemption value	(42.6%)	(186,000,000)
Net Assets Applicable to Common Shareholders	100.0%	436,306,329

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date. b Inverse floater security—the interest rate is subject to change periodically. c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, these securities amounted to $39,153,077 or 9.0% of net assets applicable to Common Shareholders. d Collateral for floating rate borrowings.

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

T h e F u n d 19

S TAT E M E N T   O F   I N V E S T M E N T S   ( U n a u d i t e d ) (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	23.9
AA	Aa		AA	19.6
A	A		A	13.3
BBB	Baa		BBB	24.9
BB	Ba		BB	2.8
B	B		B	5.9
CCC	Caa		CCC	1.3
Not Rated [e]	Not Rated [e]		Not Rated [e]	8.3
				100.0

†	Based on total investments.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

S TAT E M E N T O F A S S E T S	A N D	L I A B I L I T I E S
M a y 3 1 , 2 0 0 7 ( U n a u d i t e d )

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	605,141,480	629,549,310
Cash		229,785
Interest receivable		11,248,638
Prepaid expenses		5,702
		641,033,435

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		350,445
Payable for floating rate notes issued		17,780,000
Interest and related expenses payable		368,208
Dividends payable to Preferred shareholders		44,456
Commissions payable		16,725
Accrued expenses and other liabilities		167,272
		18,727,106

Auction Preferred Stock, Series A, B and C, par value
$.001 per share (7,440 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		186,000,000

Net Assets applicable to Common Shareholders ($)		436,306,329

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(48,495,729 shares issued and outstanding)		48,496
Paid-in capital		438,464,435
Accumulated distributions in excess of investment income—net		(175,120)
Accumulated net realized gain (loss) on investments		(26,439,312)
Accumulated net unrealized appreciation
(depreciation) on investments		24,407,830

Net Assets applicable to Common Shareholders ($)		436,306,329

Common Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)		48,495,729

Net Asset Value per share of Common Stock ($)		9.00

See notes to financial statements.

T h e F u n d 21

S TAT E M E N T   O F   O P E R AT I O N S

S i x M o n t h s E n d e d M a y 3 1 , 2 0 0 7 ( U n a u d i t e d )

Investment Income ($):
Interest Income	17,974,495
Expenses:
Investment advisory fee—Note 3(a)	1,561,873
Administration fee—Note 3(a)	780,937
Interest and related expenses	366,323
Commission fees—Note 1	244,998
Professional fees	41,301
Shareholders’ reports	32,575
Directors’ fees and expenses—Note 3(b)	23,944
Registration fees	7,148
Shareholder servicing costs	6,712
Custodian fees	6,202
Miscellaneous	31,118
Total Expenses	3,103,131
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(312,374)
Less—reduction in custody fees due to
earnings credit—Note 1(b)	(1,187)
Net Expenses	2,789,570
Investment Income—Net	15,184,925

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,742,758
Net unrealized appreciation (depreciation) on investments	(11,284,091)
Net Realized and Unrealized Gain (Loss) on Investments	(9,541,333)
Dividends on Preferred Stock	(3,368,272)
Net Increase in Net Assets Resulting from Operations	2,275,320

See notes to financial statements.

S TAT E M E N T   O F   C H A N G E S  I N  N E T  A S S E T S

	Six Months Ended
	May 31, 2007	Year Ended
	(Unaudited)	November 30, 2006

Operations ($):
Investment income—net	15,184,925	31,008,822
Net realized gain (loss) on investments	1,742,758	3,900,272
Net unrealized appreciation
(depreciation) on investments	(11,284,091)	11,976,354
Dividends on Preferred Stock	(3,368,272)	(6,123,205)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,275,320	40,762,243

Dividends to Common Shareholders from ($):
Investment income—net	(12,484,751)	(24,902,021)

Capital Stock Transactions ($):
Dividends reinvested—Note 1(c)	1,916,979	272,463
Total Increase (Decrease) in Net Assets	(8,292,452)	16,132,685

Net Assets ($):
Beginning of Period	444,598,781	428,466,096
End of Period	436,306,329	444,598,781
Undistributed (distributions in excess of)
investment income—net	(175,120)	492,978

Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	210,887	73,419

See notes to financial statements.

T h e F u n d 23

F I N A N C I A L   H I G H L I G H T S

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements, with respect to common stock and market price data for the fund’s common shares.

	Six Months Ended
	May 31, 2007		Year Ended November 30,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	9.21	8.88	8.79	8.90	8.56	8.75
Investment Operations:
Investment income—net [a]	.31	.64	.63	.61	.64	.70
Net realized and unrealized
gain (loss) on investments	(.19)	.34	.13	(.06)	.36	(.26)
Dividends on Preferred Stock
from investment income—net	(.07)	(.13)	(.08)	(.05)	(.06)	(.07)
Total from
Investment Operations	.05	.85	.68	.50	.94	.37
Distributions to
Common Shareholders:
Dividends from
investment income—net	(.26)	(.52)	(.59)	(.61)	(.60)	(.56)
Net asset value, end of period	9.00	9.21	8.88	8.79	8.90	8.56
Market value, end of period	9.12	9.29	8.16	8.41	8.81	7.88

Total Return (%) [b]	.99[c]	9.94	3.78	2.48	19.89	(.36)

	Six Months Ended

	May 31, 2007		Year Ended November 30,

	(Unaudited)	2006	2005	2004	2003	2002

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock [d]	1.41[e]	1.38	1.26	1.26	1.28	1.28
Ratio of net expenses
to average net assets
applicable to Common Stock [d]	1.27[e]	1.24	1.12	1.25	1.28	1.28
Ratio of net investment income
to average net assets
applicable to Common Stock [d]	6.91[e]	7.16	6.98	6.96	7.35	8.10
Ratio of total expenses
to total average net assets	.99[e]	.97	.88	.88	.86	.89
Ratio of net expenses
to total average net assets	.89[e]	.87	.78	.86	.86	.89
Ratio of net investment income
to total average net assets	4.86[e]	5.01	4.88	4.84	5.10	5.61
Portfolio Turnover Rate	23.61[c]	57.12	44.20	39.94	77.92	44.71
Asset coverage of Preferred Stock,
end of period	335	339	330	328	330	321

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	436,306	444,599	428,466	423,556	428,301	411,369
Preferred Stock outstanding,
end of period ($ x 1,000)	186,000	186,000	186,000	186,000	186,000	186,000

[a]	Based on average common shares outstanding at each month end.
[b] Calculated based on market value.
[c] Not annualized.
[d]	Does not reflect the effect of dividends to Preferred Stock shareholders.
[e] Annualized.
See notes to financial statements.

T h e F u n d 25

N O T E S   T O   F I N A N C I A L   S TAT E M E N T S ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund’s investment adviser to be consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, Dreyfus was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Mellon Trust of New England, N.A. (the “Custodian”) acts as the fund’s custodian. The Custodian is a wholly-owned subsidiary of Mellon Financial. PFPC Global Fund Services (“PFPC”), a subsidiary of PNC Bank (“PNC”), serves as the fund’s transfer agent, dividend-paying agent, registrar and plan agent. The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company Americas, as Auction Agent, receives a fee from the fund for its services in connection with such auctions.The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declar-

ing any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS vote as a separate class on certain other matters, as required by law.The fund has designated Robin A. Melvin and John E. Zuccotti to represent holders of APS on the fund’s Board of Directors.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S.Treasury securities are valued at the last sales price

T h e F u n d 27

N O T E S   T O   F I N A N C I A L   S TAT E M E N T S   ( U n a u d i t e d ) (continued)

on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net assets value per share on the record date, PFPC will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly.As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 8, 2007, the Board of Directors declared a cash dividend to Common Shareholders of $.0405 per share from investment income-net, payable on June 29, 2007 to Common Shareholders of record as of the close of business on June 8, 2007.

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset every 7 days for Series A,B and C.The dividend rates in effect at May 31, 2007 were as follows: Series A—3.79%, Series B—3.40% and Series C—3.80% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

T h e F u n d 29

N O T E S   T O   F I N A N C I A L   S TAT E M E N T S   ( U n a u d i t e d ) (continued)

Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $28,408,189 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2006. If not applied, $2,280,744 of the carryover expires in fiscal 2008, $442,201 expires in fiscal 2009, $9,253,314 expires in fiscal 2010, $5,474,907 expires in fiscal 2011 and $10,957,023 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2006 were as follows: tax exempt income $31,025,226. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended May 31, 2007, the fund did not borrow under the Facility.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding); out-of pocket transfer agency and custody expenses are paid separately by the fund.

Dreyfus has agreed from December 1, 2006 through August 31, 2007, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The reduction in investment advisory fee, pursuant to the undertaking, amounted to $312,374 during the period ended May 31, 2007.

During the period ended May 31, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The Components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $396,475, administration fees $3,226 and chief compliance officer fees $3,748, which are offset against an expense reimbursement currently in effect in the amount of $53,004.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

T h e F u n d 31

N O T E S   T O   F I N A N C I A L   S TAT E M E N T S   ( U n a u d i t e d ) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended May 31, 2007, amounted to $152,521,999 and $149,854,839, respectively.

The fund may purchase floating rate notes. A floating rate note is a Municipal Bond or other debt obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the obligation’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

At May 31, 2007, accumulated net unrealized appreciation on investments was $24,407,830, consisting of $33,773,732 gross unrealized appreciation and $9,365,902 gross unrealized depreciation.

At May 31,2007,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

O F F I C E R S   A N D   D I R E C T O R S

D rey f u s   S t ra te g i c   M u n i c i p a l   B o n d   Fu n d ,  I n c .

200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino
David W. Burke
William Hodding Carter, III
Gordon J. Davis
Joni Evans
Arnold S. Hiatt †
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Melvin ††
Burton N.Wallack
John E. Zuccotti ††
† Emeritus Board Member
†† Auction Preferred Stock Directors

Officers
President
J. David Officer
Executive Vice Presidents
A. Paul Disdier
Vice President
Mark N. Jacobs
Vice President and Secretary
Michael A. Rosenberg
Vice President and Assistant Secretaries
James Bitetto
Joni Lacks Charatan
Joseph M. Chioffi
Janette E. Farragher
John B. Hammalian
Robert R Mullery
Jeff Prusnofsky
Treasurer
James Windels
Assistant Treasurers
Robert Salviolo
Robert Robol
Robert Svagna
Gavin C. Reilly
Chief Compliance Officer
Joseph W. Connolly

Portfolio Managers
Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor
Joseph A. Irace
Colleen A. Meehan
W. Michael Petty
James Welch
Monica S.Wieboldt
Bill Vasiliou

Investment Adviser
and Administrator
The Dreyfus Corporation

Custodian
Mellon Trust of New England, N.A.

Counsel
Stroock & Stroock & Lavan LLP

Transfer Agent,
Dividend-Paying Agent,
Registrar and Disbursing Agent
PFPC Global Fund Services
(Common Stock)
Deutsche Bank Trust Company Americas
(Auction Preferred Stock)

Auction Agent
Deutsche Bank Trust Company Americas
(Auction Preferred Stock)

Stock Exchange Listing
NYSE Symbol: DSM

Initial SEC Effective Date
11/22/89

The Net Asset Value appears in the following publications:Barron’s,Closed-End Bond Funds section under the heading “Municipal Bond Funds”every Monday;Wall Street Journal,Mutual Funds section under the heading “Closed-End Funds”every Monday; NewYork Times,Business section under the heading “Closed-End Bond Funds—Municipal Bond Funds”every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

T h e F u n d 33

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
None.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipal Bond Fund, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	July 23, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	July 23, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)